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                                   DEED POLL

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DEED POLL dated               17 October                      1997

BY:

CASE CREDIT AUSTRALIA PTY LIMITED (ACN 069 132 396) of 31-67 Kurrajong Avenue, St Marys, New South Wales (the ISSUER).


RECITALS

A. The Issuer proposes to issue MTNs denominated in Australian dollars from time to time under this Deed.

B.    The MTNs will be issued in registered form by inscription in the Register.

C. The Issuer enters into this Deed for the benefit of the MTN Holders from time to time.


1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      The following definitions apply unless the context requires otherwise.

      AFFILIATE means, in relation to any person, any other person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with that person. For the purposes of this definition, CONTROL of a person means the power, directly or indirectly, either to:

      (a) vote 10% or more of the securities or other equity interests having ordinary voting power for the election of directors or other governing bodies of that person; or

      (b) direct or cause the direction of the management and policies of the person, whether by contract or otherwise.

      AUSTRACLEAR means Austraclear Limited (ACN 002 060 773).

      AUSTRACLEAR REGULATIONS means the regulations published by Austraclear.

      AUSTRACLEAR SYSTEM means the SYSTEM as defined in the Austraclear Regulations.

      BBSW for an Interest Period means:

      (a) the average of the bid/offer rates displayed at or about 10.10am on the first day of the Interest Period on the Reuters Monitor System "BBSW" page for bills (which for the purpose of this definition means bills of exchange of the type specified for the purpose of quoting on the Reuters Monitor System "BBSW" page) for a term equivalent to the Interest Period; or
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      (b)    if the Reuters Monitor System "BBSW" page is not available but has been replaced by one or more pages generally accepted in the Australian capital markets as a normal market convention for AUD bank accepted bills of exchange rate settings, the average of the bid/offer rates displayed on that replacement page (or if more than one, the replacement page considered by the Paying Agent to most closely approximate the replaced "BBSW" page) in a manner considered by the Paying Agent to most closely approximate the rate specified above; or

      (c) if there are no bid/offer rates for bills for a term equivalent to the Interest Period displayed on the Reuters Monitor System "BBSW" page or, in the circumstances of paragraph (b), its equivalent replacement page, by 10.30am on that day, the rate determined by the Paying Agent to be the average (rounded to 4 decimal places with the mid point rounded up) of such bid/offer rates otherwise quoted by 4 banks to, and on application by, the Paying Agent at or about 10.30am on that day; or

      (d) if for any reason the rate for that Interest Period cannot be determined in accordance with the preceding paragraphs, the rate as reasonably determined in good faith by the Paying Agent having regard to comparable indices then available.

      Rates will be expressed as a yield percent per annum to maturity.

      BUSINESS DAY means a day (not being a Saturday or Sunday) on which banks are open for business in Sydney and Melbourne and, where payment is to be made through an account of Austraclear, on which Austraclear is operating.

      BUSINESS DAY CONVENTION means the convention specified in the relevant Pricing Supplement and recorded in the Register, for adjusting any relevant date if it would otherwise fall on a day that is not a Business Day. The following terms, when used in conjunction with the term BUSINESS DAY CONVENTION and a date, mean that an adjustment will be made if that date would otherwise fall on a day that is not a Business Day so that:

      (a)    if FOLLOWING is specified, that date will be the following Business
             Day;

      (b) if MODIFIED FOLLOWING or MODIFIED is specified, that date will be the following Business Day in the same calendar month or, if none, the preceding Business Day; and

      (c)    if PRECEDING is specified, that date will be the preceding Business
             Day.

      CASE VENDOR FINANCING means financing which is provided by a person other than Case Corporation Pty Limited or any of its Subsidiaries or Affiliates, to a customer of Case Corporation Pty Limited or of any of its Subsidiaries or Affiliates.

      CONDITIONS in relation to an MTN, means the terms and conditions applicable to that MTN set out in this Deed, as supplemented, modified or replaced by the relevant Pricing Supplement. It includes the provisions of that Pricing Supplement.

      CONSENT means:

      (a)    consent of the MTN Holders by Extraordinary Resolution; or
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      (b)    if Standard & Poors have unconditionally confirmed in writing to the Programme Manager that the relevant act, matter or thing can be done without effecting the ratings outlook of the MTNs, then consent of the MTN Holders by Ordinary Resolution.

      DAY COUNT FRACTION means, in respect of the calculation of an Interest
      Amount:

      (a) if ACTUAL/365 or ACTUAL/ACTUAL is specified in the relevant Pricing Supplement, the actual number of days in the Interest Period in respect of which payment is being made (being inclusive of the first day but exclusive of the last day) divided by 365 (or, if any portion of that Interest Period falls in a leap year, the sum of
             (i) the actual number of days in that portion of the Interest Period falling in a leap year divided by 366 and (ii) the actual number of days in that portion of the Interest Period falling in a non-leap year divided by 365); or

      (b) if ACTUAL/365 (FIXED) is specified, the actual number of days in the Interest Period in respect of which payment is being made divided by 365.

      DEALERSHIP AGREEMENT means the dealership agreement dated on or about the date of this Deed between the Issuer, National Australia Bank Limited in its capacity as Programme Manager and I&P Agent and the Dealers named in it.

      EVENT OF DEFAULT means an event or circumstance described in clause 12.1.

      EXTRAORDINARY RESOLUTION has the meaning given in annexure B.

      FINANCING LEASE means any lease of property, real or personal, in respect of which the lessee's obligations are required, in accordance with current accounting practice, to be capitalised on the lessee's balance sheet.

      FIXED RATE MTN means an MTN that bears interest at a fixed rate.

      FLOATING RATE BASIS means the basis on which interest is calculated in respect of a Floating Rate MTN, being BBSW or another basis set out in the relevant Pricing Supplement and recorded in the Register.

      FLOATING RATE MTN means an MTN that bears interest at a floating rate.

      GOVERNMENT AGENCY means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

      GUARANTEE DEED means the guarantee and negative pledge deed poll dated on or about the date of this Deed by the Guarantor in favour of, among others, the MTN Holders from time to time.

      GUARANTEE OBLIGATION in relation to any person (the GUARANTEEING PERSON) means, without duplication, any obligation of:

      (a)    the guaranteeing person; or

      (b) another person (including any bank under any letter of credit) the creation of which was induced by the guaranteeing person issuing a reimbursement, counter indemnity or similar obligation,
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      in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the PRIMARY OBLIGATIONS) of any person (the PRIMARY OBLIGOR) in any manner, whether directly or indirectly. It includes an obligation of the guaranteeing person, whether or not contingent:

      (i) to purchase any such primary obligation or any property constituting direct or indirect security for it;

      (ii) to advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor;

      (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of the primary obligation; or

      (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect of it.

      It does not include endorsement of instruments for deposit or collection in the ordinary course of business, or obligations in respect of trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices.

      Without limiting the Guarantee Deed, the amount of any Guarantee Obligation of any GUARANTEEING PERSON will be taken to be the lower of:

      (A) an amount equal to the stated or determinable amount of the PRIMARY OBLIGATION in respect of which the Guarantee Obligation is made; and

      (B) the maximum amount for which the guaranteeing person may be liable under the terms of the instrument embodying the Guarantee Obligation,

      unless the primary obligation and the maximum amount for which the guaranteeing person may be liable are not stated or determinable, in which case the amount of the Guarantee Obligation will be the guaranteeing person's maximum reasonably anticipated liability in respect of it as determined by the Issuer in good faith.

      GUARANTOR means Case Credit Corporation, a company incorporated in Delaware with its principal office at 233 Lake Street, Racine, Wisconsin, 53403, USA.

      INDEBTEDNESS in relation to any person at any time, means, without duplication:

      (a) all indebtedness of the person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices);

      (b) any other indebtedness of the person which is evidenced by a note, bond, debenture or similar instrument;

      (c)    all obligations of the person as lessee under Financing Leases;
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      (d)    the discounted amount of all obligations of the person in respect of acceptances issued or created for the account of the person;

      (e) all liabilities secured by any Lien on any property owned by the person even though the person has not assumed or otherwise become liable for the payment of it;

      (f) all net liabilities of the person in respect of Interest Rate Agreements;

      (g) all Guarantee Obligations in respect of Indebtedness referred to in the preceding paragraphs of this definition; and

      (h) if the person is the Issuer or any of its Subsidiaries, all obligations of that person incurred in connection with any securitisation or other asset-backed financing of Receivables, to the extent those obligations are excluded from the definition of Permitted Securitisation Obligations by operation of the proviso to that definition.

      Despite the above, Permitted Vendor Financing Obligations do not constitute Indebtedness under this definition.

      INTEREST ACCRUAL DATE means the date set out in the relevant Pricing Supplement and recorded in the Register as the interest accrual date for an MTN. If no date is set out, it means the Issue Date.

      INTEREST AMOUNT means the amount of interest payable in respect of an MTN for an Interest Period.

      INTEREST PAYMENT DATE means each date set out in the relevant Pricing Supplement and recorded in the Register as an interest payment date for an MTN.

      INTEREST PERIOD in relation to an MTN means the period from and including an Interest Payment Date of the MTN to but excluding its next Interest Payment Date, except that the first Interest Period commences on and includes the Interest Accrual Date and the last Interest Period ends on but excludes the Maturity Date.

      INTEREST RATE:

      (a) in the case of a Fixed Rate MTN, means the rate of interest (expressed as a per cent per annum) payable in respect of that MTN set out in the Pricing Supplement and recorded in the Register;

      (b) in the case of a Floating Rate MTN, means the rate of interest (expressed as a per cent per annum) payable in respect of that MTN from time to time calculated in accordance with the applicable Floating Rate Basis and Conditions; and

      (c) in the case of any other interest bearing MTN, means the rate of interest (expressed as a percent per annum) payable in respect of that MTN and either set out in the Pricing Supplement and recorded in the Register or calculated in accordance with the relevant Pricing Supplement.

      INTEREST RATE AGREEMENT means any interest rate protection agreement, interest rate future, interest rate option, interest rate cap or other interest rate hedge arrangement.

      ISSUE DATE means the date recorded in the Register as the date on which an MTN was issued.
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      ISSUE PRICE means the price set out in the relevant Pricing Supplement and recorded in the Register as the issue price of an MTN.

      LIEN means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatever (including any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the above).

      MATERIAL SUBSIDIARY means any Subsidiary of the Issuer whose assets or revenues (excluding intercompany receivables and revenues that would be eliminated upon consolidation in accordance with current accounting practice) are, at the time of determination, equal to or greater than 10% of the assets or revenues (excluding intercompany receivables and revenues that would be eliminated upon consolidation in accordance with current accounting practice), respectively, of the Issuer at such time.

      MATURITY DATE means the date set out in the relevant Pricing Supplement and recorded in the Register as the maturity date of an MTN.

      MTN means the right of an MTN Holder to be paid certain moneys under this Deed, title to which is recorded in and evidenced by an inscription in the Register.

      MTN HOLDER means the person whose name is inscribed in the Register from time to time as the holder of an MTN, or where the MTN is held jointly by more than one person, the persons whose names appear in the Register as the joint holders of that MTN.

      ORDINARY RESOLUTION has the meaning given in annexure B.

      PAYING AGENT means Corporate Registry Services Pty Limited
      (ACN 078 279 277) or another person from time to time appointed by the Issuer to make payments under MTNs on its behalf.

      PERMITTED SECURITISATION OBLIGATIONS means obligations of the Issuer or any of its Subsidiaries incurred in connection with any securitisation or other asset-backed financing of Receivables; except that, if:

      (a) there is recourse to the Issuer or any of its Subsidiaries (other than a Special Purpose Subsidiary) for failure to pay or otherwise perform any of those obligations;

      (b) that failure arises as a result of credit defaults by the debtors in respect of those Receivables; and

      (c) that recourse is not limited to the Receivables and the Receivables Related Assets (or undivided or beneficial interests in them) which are the subject of such securitisation or other asset-backed financing, then those obligations will not be considered Permitted Securitisation Obligations within the meaning of this definition to the extent that, in accordance with current accounting practice, the obligations would be required to be included as a liability on a consolidated balance sheet of the Issuer and its Subsidiaries.

      PERMITTED VENDOR FINANCING OBLIGATIONS means any Guarantee Obligation of the Issuer or any of its Subsidiaries in respect of Case Vendor Financing, but only to the extent that the underlying
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      principal amount of the Indebtedness subject to the Guarantee Obligation is secured or otherwise funded by the Issuer or any of its Subsidiaries with cash or other marketable instruments (including pledges of deposit accounts, notes, bonds, certificates of deposit or other documents or instruments).

      PRICING SUPPLEMENT means the pricing supplement substantially in the form of annexure A (or another form agreed by the Issuer and the Programme Manager) prepared in relation to the MTNs of a Tranche and signed by the Issuer.

      PRINCIPAL AMOUNT means the face amount of an MTN as specified in the relevant Pricing Supplement and recorded in the Register or such other amount described as the Principal Amount in the relevant Pricing Supplement.

      PROGRAMME MANAGER means National Australia Bank Limited in that capacity.

      RECEIVABLES means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the financing by the Issuer or any of its Subsidiaries of property or services, and money due under them, security interests in the property and services financed by them and all other related rights.

      RECEIVABLES RELATED ASSETS means in connection with any securitisation or other asset-backed financing of, or other sale, transfer or disposition of, Receivables, the collective reference to:

      (a) any rights arising under the documentation governing or relating to those Receivables (including rights in respect of Liens securing the Receivables and other credit support in respect of them);

      (b) any proceeds of the Receivables and any locked boxes or accounts in which those proceeds are deposited;

      (c) spread accounts and other similar accounts (and any amounts on deposit in them) established in connection with that securitisation or asset-backed financing; and

      (d) any warranty, indemnity, dilution and other intercompany claim arising out of the documentation evidencing that securitisation or asset-backed financing.

      REDEMPTION AMOUNT means 100 per cent of the Principal Amount of an MTN or such other amount as is specified in the relevant Pricing Supplement as a Redemption Amount in relation to a particular Redemption Date.

      REDEMPTION DATE means the Maturity Date of an MTN and any other date for the payment of part or all of the Principal Amount as specified in the relevant Pricing Supplement and recorded in the Register.

      REGISTER means the register of MTN Holders maintained by the Registrar under the Registry Services and Paying Agency Agreement.

      REGISTRAR means Corporate Registry Services Pty Limited (ACN 078 279 277) or another person from time to time appointed in that capacity by the Issuer.

      REGISTRY SERVICES AND PAYING AGENCY AGREEMENT means the Registry Services and Paying Agency Agreement between the Registrar and the Issuer.
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      RELEVANT COMPANY means the Issuer, any of its Subsidiaries or the
      Guarantor.

      REVOLVING CREDIT AGREEMENT means the revolving credit and guarantee agreement dated as of 23 August 1996 between the Guarantor as a Borrower, The Chase Manhattan Bank as Administrative Agent and the other Borrowers, Lenders, Co-Agents and Lead Managers named in it.

      SERIES means each original issue of MTNs, and any further issues expressed in the relevant Pricing Supplement to form a single series with the original issue, having the same terms except for the Issue Date, Interest Accrual Date, Issue Price or face amount.

      SPECIAL PURPOSE SUBSIDIARY means any wholly owned Subsidiary of the Issuer which is:

      (a) formed for the purpose of effecting a securitisation or other asset-backed financing of Receivables and engaging in other reasonably related activities; and

      (b) structured as a BANKRUPTCY-REMOTE SUBSIDIARY in accordance with customary practices in the asset-backed securitisation market.

      SUBSIDIARY has the meaning given in the Corporations Law, but an entity will also be taken to be a Subsidiary of an entity if it is controlled by that entity (expressions used in this paragraph have the meanings given for the purposes of Parts 3.6 and 3.7 of the Corporations Law).

      TAX ACT means the Income Tax Assessment Act 1936 (Commonwealth).

      THRESHOLD AMOUNT means US$60,000,000.

      TRANCHE means all MTNs of the same Series having the same Issue Date and Interest Accrual Date.

      TRANSACTION DOCUMENT means this Deed, the Dealership Agreement, the Registry Services and Paying Agency Agreement, the Guarantee Deed, any MTN or a document or agreement entered into for the purpose of amending or novating any of the above.

      TRANSFER AND ACCEPTANCE FORM means a form for the transfer of MTNs substantially in the form of annexure 3 or any other form adopted by the Registrar in line with then current market practice.

1.2   INTERPRETATION

      Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

      (a)    The singular includes the plural and the converse.

      (b)    A gender includes all genders.

      (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

      (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.
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      (e)    A reference to a clause, annexure or schedule is a reference to a clause of, or annexure or schedule to, this Deed.

      (f) A reference to a party to this Deed or another agreement or document includes the party's successors and permitted substitutes or assigns.

      (g) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

      (h) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

      (i) A reference to CONDUCT includes an omission, statement or undertaking, whether or not in writing.

      (j) Mentioning anything after INCLUDE, INCLUDES or INCLUDING does not limit what else might be included.

      (k)    A reference to any time is a reference to Sydney time.

      (l)    A reference to DOLLARS or $ is a reference to Australian currency.

      (m) A reference to REGISTRATION or RECORDING includes inscription, and TRANSFER includes transmission.

      (n) A reference to CURRENT ACCOUNTING PRACTICE is to accounting principles and practices applying by law or otherwise generally accepted in Australia, consistently applied.

2.    THE MTNS

2.1   CREATION OF MTNS

      (a) MTNs are issued in registered form. Subject to the Dealership Agreement, the Issuer may create MTNs at any time by procuring the Registrar to inscribe the details of those MTNs in the Register.

      (b) The execution of a Pricing Supplement does not constitute the creation of an MTN, the acknowledgement of a debt or any promise to pay by the Issuer. No MTN will be created except in accordance with paragraph (a).

      (c) The Issuer may create further MTNs so as to form a single Series with any Tranche of MTNs.

2.2   CONSTITUTION AND TITLE

      (a) The MTNs are constituted by this Deed. Each MTN is a separate debt of the Issuer and may be transferred separately from any other MTN.

      (b) Entitlement to an MTN is conclusively determined by inscription in the Register. The making of, or giving effect to, a manifest error in an inscription in the Register will not
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             avoid the creation or transfer of an MTN. The Issuer will
             procure the Registrar to rectify any manifest error of which it becomes aware.

      (c) No certificate or other document of title will be issued to evidence title to an MTN unless that is required by applicable law or the Issuer determines that certificates should be made available.

2.3   TYPES

      MTNs may be:

      (a)    Floating Rate MTNs;

      (b)    Fixed Rate MTNs; or

      (c)    any other MTN as may be specified in the relevant Pricing
             Supplement.

2.4   DENOMINATION

      (a) Each MTN must be denominated in Australian dollars. Subject to paragraph (b), the face amount of each MTN on inscription must be a minimum of $1,000,000 and an integral multiple of $100,000.

      (b) A lower face amount may be specified in the relevant Pricing Supplement if the consideration payable to the Issuer by the MTN Holder is at least $500,000, or the offer or invitation and issue is otherwise EXCLUDED within the meaning of the Corporations Law.

      (c) MTNs are divisible on transfer into whole multiples of $100,000, subject to clause 5.

2.5   STATUS

      (a) The MTNs are direct, unconditional, unsecured and unsubordinated obligations of the Issuer. They rank without preference or priority among themselves and at least equally with all present and future unsubordinated and unsecured obligations of the Issuer (except liabilities mandatorily preferred by law and subject to laws and principles of equity generally affecting creditors' rights). The ranking of MTNs is not affected by the date of inscription in the Register.

      (b)    The MTNs are issued with the benefit of the Guarantee Deed.

2.6   ISSUER TO INFORM REGISTRAR AND PAYING AGENT

      On or before the Issue Date of an MTN the Issuer must give the Registrar and the Paying Agent a copy of the relevant Pricing Supplement including the information contemplated by annexure A (to the extent applicable) and, to the extent not included in that Pricing Supplement, notify the Registrar and the Paying Agent of the following details of that MTN:

      (a) the name, address and, if advised to the Issuer by the initial MTN Holder, tax file number of the initial MTN Holder or the basis on which the initial MTN Holder is exempt from the need to advise the Issuer of its tax file number;
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      (b)  the payment instructions notified by the initial MTN Holder; and

      (c)  any other information required by applicable law.

3.    RIGHTS AND OBLIGATIONS OF MTN HOLDERS

3.1   RIGHTS OF MTN HOLDERS

      An MTN Holder is entitled, in respect of each MTN for which that person's name is inscribed in the Register, to the payment of principal and interest in accordance with the Conditions applicable to that MTN, together with the other benefits given to MTN Holders under this Deed. The Issuer irrevocably undertakes to make all those payments on the due date.

3.2   DEED POLL

      This Deed is a deed poll. Accordingly, each MTN Holder and any person claiming through an MTN Holder has the benefit of this Deed even though it is not a party to, or is not in existence at the time of execution and delivery of, this Deed.

3.3   ENFORCEMENT

      Each MTN Holder may enforce its rights under this Deed independently from the Registrar and each other MTN Holder.

3.4   MTN HOLDERS BOUND

      Each MTN Holder, and any person claiming through an MTN Holder, who asserts an interest in an MTN is bound by this Deed.

3.5   LODGEMENT WITH REGISTRAR

      (a) The Issuer shall keep an executed counterpart of this Deed and the Guarantee Deed with the Registrar for the benefit of MTN Holders as more particularly set out in the Registry Services and Paying Agency Agreement.

      (b) Each MTN Holder is taken to have irrevocably appointed and authorised the Registrar to hold this Deed and the Guarantee Deed in the Australian Capital Territory on behalf of that MTN Holder, with the powers expressly delegated to the Registrar under the Registry Services and Paying Agency Agreement and other powers reasonably incidental to those powers.

      (c) The Registrar has no duties or responsibilities in that capacity except those expressly set out in the Registry Services and Paying Agency Agreement.

3.6   INCORPORATION OF ANNEXURES AND CONDITIONS

      (a)    The MTNs are issued on and subject to:

             (i)    the Conditions applicable to those MTNs;

             (ii)   the terms relating to those MTNs set out in the Register;
                    and
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             (iii)  the provisions for meetings contained in annexure B,

             each of which is incorporated in this Deed as if it were set out in this Deed and so as to bind the Issuer and the MTN Holders who assert an interest in the MTNs.

      (b) If there is any inconsistency between this Deed and a Pricing Supplement, the Pricing Supplement will prevail.

3.7   PAYING AGENT AND PROGRAMME MANAGER

      Each MTN Holder is taken to acknowledge that:

      (a)    the Paying Agent is the Issuer's agent, not theirs;

      (b) the Programme Manager is not, by reason of any Transaction Document, an agent of or trustee for the benefit of, the Issuer or any MTN Holder; and

      (c) neither the Paying Agent nor the Programme Manager owes any fiduciary duty to any MTN Holder.

4.    REGISTER

4.1   ESTABLISH AND MAINTAIN

      The Issuer shall procure that the Registrar does the following things:

      (a) establish and maintain, in accordance with the Registry Services and Paying Agency Agreement, a register in Canberra or another Australian city approved by the Issuer; and

      (b)    enter or cause to be entered in the Register in respect of each
             MTN:

             (i) the information contemplated by annexure A (to the extent applicable);

             (ii) the name and address of the initial MTN Holder and each subsequent MTN Holder;

             (iii)  the date on which a person becomes an MTN Holder;

             (iv)   the payment instructions notified by the MTN Holder;

             (v) the MTN Holder's tax file number (if provided by it) or the basis on which the MTN Holder is exempt from the need to disclose its tax file number;

             (vi)   the date on which a person ceases to be an MTN Holder;

             (vii) the date on which the MTN is redeemed or is purchased and cancelled; and

             (viii) any other information required by applicable law.

4.2   MULTIPLE MTN HOLDERS

                                                                         Page 13
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      (a)    Two or more people registered as MTN Holders of an MTN are taken to be joint holders with right of survivorship between them.

      (b) If there are more than 4 holders of an MTN, the names of only 4 of them will be entered in the Register. If more than 4 names are notified to the Registrar, it will record the first 4 noted.

      (c) If there is more than one holder of an MTN, the address of only one of them will be entered in the Register. If more than one address is notified to the Registrar, it will record the address of the MTN Holder whose name appears first in the Register.

4.3   REGISTER IS PARAMOUNT

      (a) The person whose name appears in the Register will be recognised by the Issuer and the Registrar as the absolute owner of the MTNs inscribed in the Register in its name, without regard to any other record or instrument (including any Transfer and Acceptance Form).

      (b) No notice of any trust or other interest in an MTN will be entered on the Register. Neither the Issuer nor the Registrar need take notice of any other interest in or claim to an MTN, except as ordered by a court of competent jurisdiction or required by law.

4.4   MTN HOLDER CHANGE OF NAME OR ADDRESS

      An MTN Holder must promptly notify any change of name or address to the Registrar.

4.5   CERTIFIED EXTRACTS FROM REGISTER AVAILABLE

      The Issuer shall, on request by an MTN Holder, procure that the Registrar provides the MTN Holder, at the MTN Holder's expense, with a certified extract of the particulars entered in the Register in relation to the MTN Holder and the MTNs held by it. That extract is not a document of title.

5.    TRANSFERS

5.1   MTNS TRANSFERABLE

      MTNs are transferable, in whole or in part, without the consent of the Issuer or the Registrar.

5.2   METHOD OF TRANSFER

      MTNs may be transferred only:

      (a) by a Transfer and Acceptance Form complying with clause 5.3 or through the Austraclear System in accordance with clause 6;

      (b) in a total minimum Principal Amount of $500,000 or, if a larger Principal Amount, an integral multiple of $100,000; and

      (c) if the offer or invitation to transfer is EXCLUDED within the meaning of the Corporations Law.

                                                                         Page 14
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5.3   TRANSFER AND ACCEPTANCE FORMS

      Transfer and Acceptance Forms are available from the Registrar. Every Transfer and Acceptance Form in respect of MTNs must be:

      (a)    signed by the transferor and the transferee;

      (b)    delivered to the office of the Registrar for registration;

      (c) accompanied by such evidence as the Registrar may reasonably require to prove the title of the transferor or the transferor's right to transfer those MTNs; and

      (d)    duly stamped, if necessary.

      The Issuer is not obliged to pay stamp duty on any transfer of an MTN.

5.4   EFFECTIVE DATE OF TRANSFERS

      The transferor will be taken to remain the owner of the relevant MTNs until the name of the transferee is inscribed in the Register in respect of those MTNs.

5.5   NO FEE

      No fee or other charge is payable to the Issuer or the Registrar in respect of the transfer or registration of any MTN.

5.6   CLOSING OF REGISTER

      The Register will be closed in respect of an MTN for the purpose of determining entitlements to payment, at 5pm on the seventh day before each Interest Payment Date and Redemption Date of the MTN (or any shorter period agreed by the Issuer and the Registrar). No Transfer and Acceptance Forms in relation to the MTN will be registered from the time of that closing until all payments due on the MTN on the relevant date have been made.

5.7   MARKING OF TRANSFER

      The Registrar may mark any Transfer and Acceptance Form in its customary manner. That marking prohibits a dealing with the relevant MTNs, as specified in the marking notation, from the date of marking to the earliest of:

      (a)    42 days from the date of marking;

      (b)    the date the Registrar cancels the marking notation; and

      (c) the date the Registrar receives the marked Transfer and Acceptance Form executed by the transferee.

      A marked Transfer and Acceptance Form is not a document of title.

                                                                         Page 15
--------------------------------------------------------------------------------

5.8   TRANSFER ON DEATH, BANKRUPTCY OR LIQUIDATION OF MTN HOLDER

      The Registrar is required by the Registry Services and Paying Agency Agreement to register a transfer of an MTN to or by a person who is entitled to do so in consequence of:

      (a)    the death, bankruptcy, liquidation or winding up of an MTN Holder;
             or

      (b) the making of a vesting order by a court or other judicial or quasi-judicial body in relation to an MTN Holder,

      on receiving the evidence the Registrar requires.

5.9   DESTRUCTION

      Any Transfer and Acceptance Form may, with the prior written approval of the Issuer, be destroyed by the Registrar after the entry in the Register of the particulars set out in the form.

5.10  DECEASED PEOPLE

      The Registrar may decline to give effect to a transfer of any MTNs entered in the Register in the name of a deceased person who has two or more personal representatives unless the Transfer and Acceptance Form is executed by all of them.

6.    MTNS LODGED WITH AUSTRACLEAR

      If MTNs are lodged into the Austraclear System, the Registrar will enter Austraclear in the Register as the holder of those MTNs. While those MTNs remain in the Austraclear System:

      (a) all payments and notices required of the Issuer or the Registrar in relation to those MTNs will be directed into Austraclear; and

      (b) all dealings (including transfers and payments) in relation to those MTNs within the Austraclear System will be governed by the Austraclear Regulations and need not comply with this Deed to the extent of any inconsistency.

7.    INTEREST ON MTNS

7.1   APPLICATION

      The provisions of this clause 7 apply to Floating Rate MTNs, Fixed Rate MTNs and any other MTNs which are specified in the relevant Pricing Supplement as being interest bearing.

7.2   ACCRUAL AND PAYMENT

      (a) Interest accrues on a daily basis on the Principal Amount of MTNs to which this clause applies at the applicable Interest Rate from their Interest Accrual Date until their Maturity Date. This does not limit clause 14.

      (b) Subject to any contrary provision in the relevant Pricing Supplement, the Interest Amount is calculated by applying the applicable Interest Rate for the Interest Period to the Principal Amount of the MTN, multiplying that sum by the relevant Day Count

                                                                         Page 16
--------------------------------------------------------------------------------

             Fraction, and rounding the resultant figure to the nearest cent (half a cent being rounded upwards).

      (c) Accrued interest is payable in arrears on each applicable Interest Payment Date and on the Maturity Date.

7.3   NOTIFICATION OF INTEREST RATE AND INTEREST AMOUNT

      The Issuer will, if requested in writing by an MTN Holder, notify the MTN Holder of the applicable Interest Rate, Interest Amount and Interest Payment Date or cause the Paying Agent to do so. The Interest Amount and the Interest Payment Date so notified may be subsequently amended (or appropriate alternative arrangements made by the Paying Agent by way of adjustment) without notice if the Interest Period is extended or shortened in accordance with the applicable Conditions.

8.    REDEMPTION AND PURCHASE OF MTNS

8.1   REDEMPTION

      The Issuer undertakes to pay to each MTN Holder, in respect of each MTN for which that person's name is inscribed in the Register and which has not been previously purchased and cancelled, each Redemption Amount on the relevant Redemption Date.

8.2   PURCHASE

      The Issuer may at any time purchase MTNs:

      (a)    in the open market;

      (b)    by tender to all of the MTN Holders; or

      (c)    by private agreement.

8.3   CANCELLATION

      All MTNs redeemed or repurchased by the Issuer must be cancelled promptly and may not be reissued or resold. All liabilities and obligations of the Issuer in connection with those MTNs are discharged.

      This clause does not prevent the Issuer creating new MTNs.

9.    MANNER OF PAYMENTS

9.1   PAYMENTS TO MTN HOLDERS

      All payments under or in respect of an MTN must be made by the Issuer or the Paying Agent on its behalf:

      (a)    in Australian Dollars;

      (b) to an account or an address in Australia which is designated by the MTN Holder to the Registrar not later than 5pm on the seventh day before the relevant Interest Payment Date or Redemption Date;

                                                                         Page 17
--------------------------------------------------------------------------------

      (c) by cheque drawn on a bank in Australia or, in the case of payments to be credited to an account, by the Issuer or the Paying Agent giving irrevocable instructions to effect a transfer of the relevant funds to that account; and

      (d)    in accordance with clause 10.

      All payments are subject to any applicable fiscal or other laws and regulations.

9.2   WHEN PAYMENTS TAKEN TO HAVE BEEN MADE

      (a) A payment made by posting a cheque is taken to have been made on the day it is posted, even if the cheque does not actually arrive on that date.

      (b) A payment made by electronic transfer is taken to be made when the Issuer or Paying Agent gives an irrevocable instruction for that payment which would reasonably be expected to result, in the ordinary course of banking business, in the relevant funds reaching the account of the MTN Holder on the same day as the day on which the instruction is given.

9.3   GOOD DISCHARGE

      (a) If payment of an amount due to an MTN Holder is made in accordance with the applicable Conditions, that payment is a good discharge to the Issuer despite any notice it or the Paying Agent may have (whether express or otherwise) of the right, title, interest or claim of any other person to or in that money or the MTN under which the payment is made.

      (b) A payment made to a third party on the instructions of the MTN Holder to whom it is due will constitute a good discharge of the Issuer's obligation to make that payment to the MTN Holder.

9.4   BUSINESS DAYS

      (a) If a payment is due under or in respect of an MTN on a day which is not a Business Day, the due date for payment will be adjusted according to the Business Day Convention applicable to that MTN.

      (b) If an amount is to be paid to an account on a day on which banks are not open for business in the city in which the account is located, the MTN Holder is not entitled to payment of that amount until the next Business Day on which banks in that city are open for business and is not entitled to any additional interest or other payment in respect of that delay.

9.5   PAYING AGENT

      Subject to any agreement between the Issuer and the Paying Agent, the Issuer may vary or terminate the appointment of the Paying Agent at any time. Notice of any such change, or any change in the specified offices of the Paying Agent, must be given to the MTN Holders in accordance with clause 17.

10.   TAXATION

                                                                         Page 18
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10.1  PAYMENTS MADE FREE AND CLEAR

      All payments under or in respect of the MTNs must be made free and clear of, and without deduction for, or by reference to, any present or future taxes of the Commonwealth of Australia or any political subdivision or taxing authority of or in Australia unless required by law.

10.2  INTEREST WITHHOLDING TAX

      The Issuer or any person making payments on its behalf may deduct interest withholding tax imposed by the Commonwealth of Australia from payments of interest or amounts in the nature of interest in respect of MTNs which are payable to:

      (a) non-residents of the Commonwealth of Australia not carrying on business in the Commonwealth of Australia at or through a permanent establishment; and

      (b) residents of the Commonwealth of Australia carrying on business at or through a permanent establishment outside the Commonwealth of Australia,

      unless a notice pursuant to section 221YM of the Tax Act is produced to the Registrar not later than 5pm on the seventh day before the relevant Interest Payment Date or Redemption Date (as the case may be), and then only to the extent that the notice relates to the amount payable.

10.3  TAX FILE NUMBER

      The Issuer or any person making payments on its behalf may deduct tax-at-source on payments of interest or amounts in the nature of interest to an MTN Holder at the rate required by the Tax Act unless the Registrar receives written notice of the MTN Holder's tax file number or evidence of any exemption the MTN Holder may have from the need to notify its tax file number. The tax file number or appropriate evidence (as the case may be) must be received by the Registrar not later than 5pm on the seventh day before the relevant Interest Payment Date or Redemption Date.

11.   NEGATIVE PLEDGE

      The Issuer undertakes to each MTN Holder as follows.

      (a) (NO LIENS) It will not, and it will ensure that each of its Subsidiaries will not, create, incur, assume or allow to exist any Lien on any of its property, assets or revenue, whether now owned or acquired later, which would cause the Guarantor to be in breach of any provision of the Guarantee Deed.

      (b) (GUARANTEE DEED) It will not do anything which may cause the Guarantor to breach the undertakings given by it in the Guarantee Deed and it will do all things necessary on its part to ensure that the Guarantor is able duly to perform those undertakings.

      (c) (NOTICE) It will promptly notify the Programme Manager and each MTN Holder of the occurrence of any Event of Default.

12.   EVENTS OF DEFAULT

12.1  EVENTS OF DEFAULT

                                                                         Page 19
--------------------------------------------------------------------------------

      Each of the following is an Event of Default in relation to all MTNs (whether or not it is in the control of any Relevant Company).

      (a)    (OBLIGATIONS UNDER TRANSACTION DOCUMENTS) A Relevant Company fails:

             (i) to pay an amount payable by it under a Transaction Document within 5 Business Days of the amount becoming due; or

             (ii) to comply with any of its other obligations under a Transaction Document and, if that failure can be remedied, does not remedy the failure within 21 Business Days after notice in writing to the Issuer from any MTN Holder or the Programme Manager.

      (b)    (CROSS DEFAULT)

             (i) Indebtedness of a Relevant Company totalling at least the Threshold Amount or its equivalent:

                    (A) is not paid when due (or within an applicable grace
                        period); or

                    (B) becomes due and payable or capable of being declared due and payable before its stated maturity or expiry;

             (ii) a facility or obligation granted or owed by a person to a Relevant Company to provide financial accommodation or to acquire or underwrite Indebtedness totalling at least the Threshold Amount or its equivalent is prematurely terminated, except where the Relevant Company exercises an optional right of termination in the absence of actual, likely or threatened default or an event of default or termination event, whatever called; or

             (iii) an event of default as defined in the Revolving Credit Agreement occurs and money owing under that agreement becomes due and payable before its stated maturity or expiry.

             For the purpose of this paragraph (b) the term INDEBTEDNESS does not include:

             (iv) Guarantee Obligations of any Subsidiary of the Issuer in respect of Indebtedness of an Affiliate of the Issuer if that Subsidiary owns no material assets other than equity interests in the Affiliate and the Affiliate is not a Subsidiary of the Issuer; and

             (v) net liabilities in respect of Interest Rate Agreements unless the holder or holders of that Indebtedness have required that a termination payment in respect of the Interest Rate Agreement be made.

      (c)    (ADMINISTRATION, WINDING UP, ARRANGEMENTS, INSOLVENCY ETC.)

             (i) An administrator of the Issuer, a Material Subsidiary or the Guarantor is appointed.

             (ii) Except for the purpose of a solvent reconstruction or amalgamation with prior Consent:

                                                                         Page 20
--------------------------------------------------------------------------------

                    (A) an application or an order is made, proceedings are
                        commenced or a resolution is passed for:

                        (1) the winding up, dissolution or administration of the
                            Issuer, a Material Subsidiary or the Guarantor; or

                        (2) the Issuer, a Material Subsidiary or the Guarantor
                            entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them,

                        other than an application or proceeding which is being contested in good faith and which is withdrawn or set aside within 21 days of first filing; or

                    (B) the Issuer, a Material Subsidiary or the Guarantor
                        ceases or suspends the conduct of all or a substantial part of its business or disposes of a substantial part of its assets.

             (iii)  The Issuer, a Material Subsidiary or the Guarantor:

                    (A) is, or under legislation is presumed or taken to be,
                        insolvent (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute); or

                    (B) stops or suspends payment of all or a class of its
                        debts.

      (d)    (ENFORCEMENT AGAINST ASSETS)

             (i) A Controller (as defined in the Corporations Law) or similar officer is appointed to all or any of the assets and undertaking of the Issuer, a Material Subsidiary or the Guarantor and not removed (without another being appointed in its place) within 21 days.

             (ii) A distress, attachment or other execution is levied or enforced over all or any of the assets and undertaking of the Issuer, a Material Subsidiary or the Guarantor and not withdrawn or discontinued within 21 days.

      (e) (ANALOGOUS PROCESS) Anything analogous to anything referred to in paragraphs (c) or (d), or which has substantially similar effect, occurs with respect to the Issuer, a Material Subsidiary or the Guarantor under any overseas law or any law which commences or is amended after the date of this Deed.

      (f) (VITIATION OF DOCUMENTS) All or any material part of a Transaction Document is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect.

      (g)    (CONTROL OF ISSUER OR GUARANTOR)  Without prior Consent:

             (i) the Issuer ceases to be a wholly owned subsidiary of the Guarantor; or

                                                                         Page 21
--------------------------------------------------------------------------------

          (ii) the Guarantor ceases to be a wholly owned subsidiary of Case Corporation.

     (h) (SUPPORT AGREEMENT) An event described in paragraph (f) occurs in relation to the Support Agreement dated 10 January 1996 between Case Corporation and the Guarantor, or that agreement is amended in a material respect without prior Consent.

12.2 CONSEQUENCES OF EVENT OF DEFAULT

     If an Event of Default occurs (whether or not it is continuing) an MTN Holder may, by notice to the Issuer, declare its MTNs immediately redeemable. The Issuer or the Paying Agent on its behalf shall immediately redeem those MTNs by paying the Principal Amount together with accrued interest or any other amount payable on redemption in accordance with the relevant Pricing Supplement.

13.  TIME LIMIT FOR CLAIMS

     A claim against the Issuer for a payment due to be made under this Deed is void if made more than 5 years after that payment became due.

14.  INTEREST ON OVERDUE AMOUNTS

14.1 ACCRUAL

     Interest accrues on each unpaid amount which is due and payable by the Issuer under or in respect of this Deed (including interest under this clause):

     (a) on a daily basis up to the date of actual payment from (and including) the due date;

     (b) both before and after judgment (as a separate and independent obligation); and

     (c) at the rate specified for this purpose in the relevant Pricing Supplement.

14.2 PAYMENT

     The Issuer shall pay interest accrued under this clause on demand and on the last Business Day of each calendar quarter.

15.  AMENDMENTS

     The Registry Services and Paying Agency Agreement and this Deed (other than this clause 15) may be amended at any time if the amendment is:

     (a)  to correct a manifest error or ambiguity;

     (b)  with prior Consent; or

     (c) necessary or desirable in the opinion of the Issuer and the Programme Manager and neither prejudicial nor likely to be prejudicial to the interests of MTN Holders as a whole.

     This does not limit annexure B or the effect of any Pricing Supplement in relation to MTNs of the Tranche to which it applies.

                                                                         Page 22
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16.  WAIVERS, REMEDIES CUMULATIVE

     (a) No failure to exercise or delay in exercising any right, power or remedy under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

     (b) The rights, powers and remedies provided under this Deed are cumulative and not exclusive of any rights, powers or remedies provided by law.

17.  NOTICES

17.1 NOTICES TO THE ISSUER, REGISTRAR OR PAYING AGENT

     All notices, requests, demands, consents, approvals, agreements or other communications (NOTICES) under this Deed to the Issuer or the Paying Agent:

     (a)  must be in writing;

     (b)  must be addressed:

          (i)  if to the Issuer:

               Address:             Case Credit Australia Pty Ltd
                                    31-67 Kurrajong Avenue
                                    ST MARYS NSW 2760

               Facsimile No:        9623 2936

               Attention:           Director;

               with a copy to:
               --------------

               Address:             Case Credit Corporation
                                    233 Lake Avenue
                                    Racine, Illinois
                                    U.S.A. 53403

               Attention:           Treasurer

               Facsimile:           1 414 636 6466

          (ii) if to the Registrar:

               Address:             Corporate Registry Services Pty Limited
                                    Level 2
                                    321 Kent Street
                                    SYDNEY NSW 2000
               Facsimile No:        9262 2574

                                                                         Page 23
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                                    Attention: Fixed Interest Manager;

          (iii) if to the Paying Agent:

                Address:            Corporate Registry Services Pty Limited
                                    Level 2
                                    321 Kent Street
                                    SYDNEY NSW 2000

                Facsimile No:       9262 2574

                Attention: Fixed Interest Manager,

          or any other address or facsimile number which the addressee may have notified the sender; and

     (c) will be taken to be given or made when delivered, received or left at that address.

          Failure to give a copy of a notice to the Guarantor does not affect the validity of any notice given to the Issuer.

17.2 NOTICES TO THE MTN HOLDERS

     All notices to MTN Holders must be:

     (a) published in THE AUSTRALIAN FINANCIAL REVIEW (or another English language newspaper in general circulation in Australia). Any notice so published will be taken to be given or made on the date the notice is first so published; or

     (b) delivered by prepaid post or courier to the address of the MTN Holder specified in the Register, or in the case of an MTN which is registered in the name of 2 or more people, to the person whose name appears first in the Register. Any notice so delivered will be taken to be given or made 2 Business Days after posting or, if delivered by courier, when left at that address.

18.  GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

18.1 GOVERNING LAW AND JURISDICTION

     This Deed is governed by the laws of New South Wales. The Issuer and each MTN Holder irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there. The Issuer and each MTN Holder waives any right it has to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum, or to claim those courts do not have jurisdiction.

18.2 SERVICE OF PROCESS

     Without preventing any other mode of service, any document in an action (including any writ of summons or other originating process or any third or other party notice) may be served on the Issuer by being delivered to or left for the Issuer at its address for service of notices under clause 17.

19.  CALCULATIONS

                                                                         Page 24
--------------------------------------------------------------------------------

     All calculations to be made under this Deed or any Conditions will be made by the Paying Agent, unless otherwise specified in the applicable Pricing Supplement. Those calculations will bind the Issuer and the MTN Holders unless proven wrong.

EXECUTED as a deed poll in Canberra.

Each attorney executing this Deed states that the attorney has no notice of the revocation or suspension of the power of attorney appointing that attorney.


THE ISSUER

SIGNED SEALED and DELIVERED         )
on behalf of                        )
CASE CREDIT AUSTRALIA PTY           )
LIMITED by its attorney             )
in the presence of:                 )          /s/J Grant (sgd)
                                               --------------------
                                               Signature

/s/K Downs (sgd)                                  JAMES GRANT
--------------------                           ------------------
Witness                                        Print name

   KAREN DOWNS
------------------
Print name

                                                                         Page 25
--------------------------------------------------------------------------------

                                  ANNEXURE A

                              PRICING SUPPLEMENT

1.   IDENTIFICATION

     (a)    Issuer:          Case Credit Australia Pty Limited (ACN 069 132 396)

     (b)    Guarantor:          Case Credit Corporation

     (c)    Programme Manager:  National Australia Bank Limited

     (d)    Type of MTN:

     (e)    Series Number:

     (f)    Tranche Number:

     (g)    Aggregate Principal Amount of Tranche:

     (h)    Issue Date:

     (i)    Denominations:

     (j)    Settlement:         Austraclear/other (specify)

     (k)    Issue Price:

2.   INTEREST

     (a)    If interest bearing:

            (i)     Interest Rate
                    (if Fixed Rate MTN):    [*] per cent per annum

            (ii)    Floating Rate Basis
                    (if Floating Rate MTN):       BBSW/other (specify)

            (iii)   Interest Accrual Date:   day/month/year
                    (if different from Issue Date)

            (iv)    Interest Payment Dates:

            (v)     Business Day Convention:         Following
                                                     Modified Following/Modified
                                                     Preceding
                                                     Other (specify)

            (vi)    Day Count Fraction:  Actual/365 or Actual/Actual; Actual/365
                                         (Fixed)

     (b)    Default interest rate:

                                                                         Page 26
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3.   OTHER INTEREST DETAILS

     (insert details)

4.   PRINCIPAL

     (a)         Maturity Date:           day/month/year

     (b)         Other Redemption Dates:  day/month/year
                 (if any)

     (c)         Redemption Amounts:      (If more than one specify the amount
                                          for each Redemption Date)


5.   SPECIAL CONDITIONS OR TERMS

     (insert details)

6.   ADDITIONS, VARIATIONS OR MODIFICATIONS TO TERMS AND CONDITIONS

     (insert details)


_______________________________________
Signed for and on behalf of
CASE CREDIT AUSTRALIA PTY LIMITED
by its Authorised Officer

                                                                         Page 27
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                                  ANNEXURE B

                    PROVISIONS FOR MEETINGS OF MTN HOLDERS

1.   INTERPRETATION

     In addition to the application of clause 1 of the Deed, in this annexure the following applies.

     (a)  The following definitions apply unless the contrary intention appears.

          BLOCK VOTING INSTRUCTION means a certificate issued by the Registrar and dated, in which:

          (i) the Registrar certifies that MTNs of a specified Tranche (not being MTNs in respect of which a Voting Certificate is outstanding in relation to the meeting specified in the certificate or any adjournment) are registered in the Register in the names of specified MTN Holders;

          (ii) the Registrar certifies that each of the specified MTN Holders or its duly authorised agent has instructed the Registrar that:

               (A) the votes of that MTN Holder should be cast in a particular way in relation to each resolution to be put to the meeting or any adjournment; and

               (B) no such instruction is revocable or subject to amendment in the period from 48 hours before the meeting until the close of the meeting or, in the case of an adjournment, from 48 hours before the adjournment until the close of the adjournment;

         (iii) the total number and Tranche number of the MTNs are listed distinguishing, for each resolution, between those for which instructions have been duly given to vote in favour of the resolution and those for which instructions have been duly given to vote against the resolution; and

          (iv) the Registrar authorises and instructs a specified person (PROXY) to cast the vote attributable to the MTNs so listed in accordance with the instructions referred to in (ii) and (iii) above.

          EXTRAORDINARY RESOLUTION means:

          (i) a resolution adopted at a meeting of MTN Holders held in accordance with the procedures contained in this annexure by not less than 75% of the votes cast in respect of that resolution; or

          (ii) a resolution made in writing in accordance with paragraph 19(b) of this annexure.

          ORDINARY RESOLUTION means:
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          (i)  a resolution adopted at a meeting of MTN Holders held in accordance with the procedures contained in this annexure by more than 50% of the votes cast in respect of that resolution; or

          (ii) a resolution made in writing in accordance with paragraph 19(a) of this annexure.


          VOTING CERTIFICATE means a certificate issued by the Registrar and dated, in which the Registrar certifies that:

          (i) on the date of the certificate MTNs of any Tranche (not being MTNs in respect of which a Block Voting Instruction is outstanding in relation to the meeting specified in the Voting Certificate or any adjournment) are registered in the Register; and

          (ii) the bearer of the certificate is entitled to attend and vote at that meeting or any adjournment in respect of the MTNs specified in the certificate.

     (b) References to MEETING include, if there is only one MTN Holder or one holder of an MTN of a particular Series, the attendance (as permitted by this annexure) of that person on the day and at the place and time specified in accordance with this annexure.

2.   APPOINTMENT OF PROXY

     (a) Subject to paragraph 15, an MTN Holder may by a notice in writing in the form for the time being available from the specified office of the Registrar (FORM OF PROXY) signed by the MTN Holder or, in the case of a corporation, executed under its common seal or signed on its behalf by its duly appointed attorney or a duly authorised officer of the corporation, appoint any person (also called a PROXY) to attend and act on that person's behalf in connection with any meeting or proposed meeting of MTN Holders.

     (b) Subject to paragraph 15, the Registrar may, at the request of MTN Holders of all the MTNs in a Tranche, appoint a proxy for those MTN Holders by issuing a Block Voting Instruction.

     (c) A proxy (including under a Block Voting Instruction) may but need not be an MTN Holder.

3.   VALIDITY AND EFFECT OF VOTING CERTIFICATE, APPOINTMENT OF PROXY

     (a) Voting Certificates, Block Voting Instructions and forms of proxy must be valid only for so long as the relevant MTNs are duly registered in the name of the MTN Holder certified in that document or, in the case of a form of proxy, in the name of the appointor.

     (b) Despite any other provision of this annexure, during the validity of a Voting Certificate, Block Voting Instruction or form of proxy, the bearer or proxy (as applicable) shall be treated as the MTN Holder for the purposes of any meeting of MTN Holders.

4.   CONVENING MEETINGS
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     A meeting of MTN Holders:

     (a)  may be convened at any time by the Issuer; and

     (b)  must be promptly convened by the Issuer:

          (i)  if requested to do so by the Programme Manager; or

          (ii) if requested to do so by MTN Holders holding in total at least 10% of the Principal Amount of all MTNs.

5.   NOTICE OF MEETINGS

     (a) Unless otherwise agreed in writing by each MTN Holder, at least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting must be given to MTN Holders in the manner provided in clause 17 of the Deed. A copy of the notice must be given to the Registrar.

     (b) The notice must specify the terms of the resolutions to be proposed and must include statements to the effect that Voting Certificates may be obtained and proxies may be appointed until 48 hours before the time fixed for the meeting but not after that time. The accidental omission to give notice to, or the non-receipt of notice by, any MTN Holder does not invalidate the proceedings at any meeting.

6.   CHAIRMAN

     A person (who may, but need not, be the Programme Manager or an MTN Holder) nominated in writing by the Issuer must take the chair at every meeting. If no such nomination is made, or if the person nominated is not present within 15 minutes after the time appointed for the holding of the meeting or is unable or unwilling to chair the meeting, the person or persons present in person holding MTNs or Voting Certificates or being proxies must choose one of their number to be chairman.

7.   QUORUM

     At any such meeting any one or more persons present in person holding MTNs or Voting Certificates or being proxies representing in total a clear majority in Principal Amount of MTNs form a quorum for the transaction of business. No business (other than the choosing of a chairman) may be transacted at any meeting unless the requisite quorum is present at the commencement of business.

8.   NO QUORUM PRESENT

     (a) If within half an hour after the time appointed for a meeting a quorum is not present the meeting will, if convened on the requisition of MTN Holders, be dissolved. In any other case it will stand adjourned for such period, not being less than 14 days nor more than 42 days, and to such time and place, as the chairman appoints.

     (b) At the adjourned meeting the quorum is one or more persons present in person holding MTNs or Voting Certificates or being proxies and holding or representing in total at least 25% in Principal Amount of MTNs. If within half an hour after the time appointed
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          for the adjourned meeting that quorum is not present the meeting will again stand adjourned for such period, not being less than 7 days nor more than 21 days, and to such time and place, as the chairman appoints. At the further adjourned meeting the quorum is one or more persons present in person holding MTNs or Voting Certificates or being proxies.

9.   ADJOURNMENT

     The chairman may with the consent of (and must if directed by) any meeting adjourn the meeting from time to time and from place to place but no business may be transacted at any adjourned meeting except business which might validly have been transacted at the meeting from which the adjournment took place.

10.  NOTICE OF ADJOURNMENT

     Unless otherwise agreed in writing by each MTN Holder at least 10 days' notice of any meeting adjourned because of lack of a quorum must be given in the same manner as of an original meeting and such notice must state the quorum required at such adjourned meeting. Otherwise, it is not necessary to give any notice of an adjourned meeting.

11.  PERSONS ENTITLED TO BE PRESENT

     The Paying Agent, the Programme Manager, the Registrar and the Issuer (through their respective representatives) and their respective financial and legal advisers are entitled to attend and speak at any meeting of MTN Holders. Otherwise, no person may attend or vote at any meeting of MTN Holders or join with others in requesting the convening of such a meeting unless that person is the holder of an MTN or of a Voting Certificate, or is a proxy.

12.  CASTING VOTE

     In the case of equality of votes the chairman has, both on a show of hands and on a poll, a casting vote in addition to the vote or votes (if any) to which the chairman may be entitled as an MTN Holder, a proxy or the holder of a Voting Certificate.

13.  DELETED

14.  DELETED

15.  NOTICE OF PROXY

     (a) Each Block Voting Instruction and each form of proxy, together (if so required by the Issuer) with proof satisfactory to the Issuer of its due execution, must be deposited at the specified office in Australia of the Registrar not less than 48 hours before the time appointed for holding the meeting. Failing that the Block Voting Instruction or form of proxy may not be treated as valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business.

     (b) A certified copy of each Block Voting Instruction or form of proxy and satisfactory proof of due execution must, if required by the Issuer, be produced by the proxy at the meeting. The Issuer is not obliged to investigate or be concerned with the validity of, or the authority of the proxy named in, any Block Voting Instruction or form of proxy.
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     (b)  Subject to paragraph 16, a Block Voting Instruction or a form of proxy for a meeting, if expressed to be so, will be valid for any adjournment of the meeting.

16.  REVOCATION OR AMENDMENT OF BLOCK VOTING INSTRUCTION OR FORM OF PROXY

     Any vote given in accordance with the terms of a Block Voting Instruction or form of proxy will be valid despite the previous revocation or amendment of the Block Voting Instruction or form of proxy or of any instructions under which the Block Voting Instruction was executed, unless notice in writing of that revocation or amendment is received at the specified office of the Registrar at least 48 hours before the commencement of the meeting or adjournment.

17.  MTN HOLDER MAY VOTE IN PERSON OR BY PROXY ETC.

     The MTN Holder or, in the case of joint holders, the person whose name first appears on the Register as one of the holders, is entitled to vote in respect of the MTN either in person or by proxy or by representative.

18.  MANNERS OF VOTING AND VOTE COUNT

     (a)  Every question submitted to a meeting will be decided by a poll.

     (b) Subject to paragraph 12, at a meeting convened for the purpose of considering a resolution every MTN Holder or bearer of a Voting Certificate who is present has one vote in respect of each dollar of Principal Amount of MTNs which that person holds or is represented by the Voting Certificate or in respect of which that person is a proxy.

     (c) Without affecting the obligations of the proxies named in any Block Voting Instruction or form of proxy, any person entitled to more than one vote need not use all votes or cast all the votes to which that person is entitled in the same way.

19.  WRITTEN RESOLUTIONS

     A resolution of MTN Holders may be passed and adopted without any meeting being required, by an instrument in writing signed within 1 month after the date (the RELEVANT DATE) stated in the copies of the instrument sent for that purpose to MTN Holders:

     (a) in the case of an Ordinary Resolution, by MTN Holders holding more than 50% in Principal Amount of MTNs at the Relevant Date; or

     (b) in the case of an Extraordinary Resolution, by MTN Holders holding at least 75% in Principal Amount of MTNs at the Relevant Date.

     A resolution in writing signed by MTN Holders may be contained in one document or in several documents in like form each signed by one or more MTN Holders. Any such instrument is effective on presentation to the Registrar for entry in the records referred to in paragraph 22.

20. POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION OR WITH CONSENT OF MTN HOLDERS OF SAME SERIES

     The MTN Holders of MTNs of the same Series have, subject to the provisions contained in the applicable Conditions, in addition to the powers set out above, but without affecting any powers conferred on other persons by this annexure:
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     (a)  the following powers exercisable by or with Consent of those MTN
          Holders:

          (i) to sanction any proposal by the Issuer for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of those MTN Holders against the Issuer whether such rights arise under those MTNs or otherwise;

          (ii) to sanction the exchange or substitution for those MTNs of, or the conversion of those MTNs into, other obligations or securities of the Issuer or any other body corporate formed or to be formed;

          (iii) to assent to any modification of the applicable Conditions which is proposed by the Issuer;

          (iv) to waive or authorise any breach or proposed breach by the Issuer of its obligations under the applicable Conditions;

          (v) to give any authority, direction or sanction which under the applicable Conditions is required to be given by Extraordinary Resolution; and

     (b) the following powers exercisable by Extraordinary Resolution of those MTN Holders:

          (i) to authorise any person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

          (ii) to appoint any persons (whether MTN Holders or not) as a committee or committees to represent the interests of the MTN Holders of MTNs of that Series and to confer upon that committee or committees any powers or discretions which the MTN Holders could themselves exercise by Extraordinary Resolution.

     For this purpose the provisions of this annexure apply with the necessary modifications as though references in those provisions to MTNs and MTN Holders are references to MTNs of the Series in question and to the MTN Holders of those MTNs respectively.

21.  RESOLUTIONS BINDING

     A resolution, including an Extraordinary Resolution, passed at a meeting of MTN Holders duly convened and held (or passed by those MTN Holders in writing) in accordance with this annexure is binding on all MTN Holders, whether present or not at the meeting (or having signed or not the written resolution), and each MTN Holder is bound to give effect to it accordingly. The passing of any such resolution is conclusive evidence that the circumstances of such resolution justify its passing.

22.  MINUTES

     (a) The Registrar shall cause minutes of all proceedings at every meeting of MTN Holders (or resolutions of MTN Holders otherwise passed in accordance with this annexure) to be made and duly entered, within 1 month after the relevant meeting is held (or resolution otherwise passed), in books provided for that purpose by the Issuer.
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     (b)  Any such minutes, if purporting to be signed by the chairman of the meeting at which such proceedings took place or by the chairman of the next succeeding meeting (or, where a resolution is passed otherwise than at a meeting, if purporting to be signed by a director or secretary of the Registrar or the Issuer), are conclusive evidence of the matters contained in them.

     (c) Until the contrary is proved, where minutes have been made, entered and signed in that manner for a meeting or a resolution passed otherwise than at a meeting:

          (i) the meeting shall be treated as having been duly convened and held, and all resolutions passed and other proceedings transacted at that meeting shall be treated as having been duly passed and transacted; and

          (ii) the resolution shall be treated as having been duly passed.
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                                  ANNEXURE C

                         TRANSFER AND ACCEPTANCE FORM


Case Credit Australia Pty Limited
ACN 069 132 396


To:   The Registrar

Relating to the issue by Case Credit Australia Pty Limited (the ISSUER) of MTNs, constituted by and issued under the Deed Poll dated [*] 1997 given for the benefit of MTN Holders from time to time.

TRANSFEROR (SELLER):............................................................

Address:........................................................................

        ........................................................................

hereby applies to transfer to:

TRANSFEREE (PURCHASER):.........................................................

Address:........................................................................

        ........................................................................

the following MTN(s):

Type: .....................    (Floating/Fixed/Special Conditions)

Principal Amount:...............................................................
Redemption Date:................................................................
Interest Rate:..................................................................
Special Conditions (if applicable):.............................................

and all its property and interest in and rights to the same and to the interest accrued thereon for the sum of:

Settlement Amount (in words):...................................................
$..................

TRANSFEROR (SELLER):............................................................

Signature................................. Date:..../..../....
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TRANSFEREE (PURCHASER):.........................................................

Signature:.............................. Date:..../..../..../



TRANSFEREE'S PAYMENT INSTRUCTIONS

Payment of interest and principal should be made (delete (a) or (b) as appropriate):

(a) by Australian dollar cheque mailed to the address of the Transferee specified above; or
(b)  by telegraphic transfer to the following bank account.

Name of Account.................................................................
Name of Financial Institution...................................................
Branch:.........................................................................
Account No:.....................................................................
Tax File Number.................................................................

I,................................................ a director/secretary of the
Transferee, certify that the persons whose names are set out below hold the offices set out opposite their respective names, that the signatures appearing opposite their respective names are the true and correct signature of each person, and that such persons are, until otherwise notified, authorised to sign this form and any subsequent Transfer and Acceptance Form relating to any MTN held by the Transferee.

Director/Secretary of the Transferee:...........................................

Name:.................Office:....................Signature:.....................

Name:.................Office:....................Signature:.....................

NOTES

o The Transferor and the Transferee acknowledge that transfer of the MTN(s) specified in this Transfer and Acceptance Form shall only take effect on the entry of the Transferee's name in the Register as the registered owner of such MTN(s).

o The Transferee agrees to accept the MTN(s) specified in this Transfer and Acceptance Form subject to the terms and conditions appearing in the Register in relation to the MTN(s).

o Trustees must sign personally in accordance with relevant authority. The Application must be completed in the name of the trustee and not in the name of the trust.

o Where this form is executed by a corporation, it must be executed either under common seal or under power of attorney (in which case a certified copy of any such power of attorney must be lodged with this Transfer and Acceptance Form).

o The Register will be closed for the purpose of determining entitlements to interest and principal (if applicable) at 5pm (Sydney time) on the seventh day preceding the relevant date for payment of interest and of principal (if applicable).


REGISTRAR'S MARKING
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The Registrar certifies solely for the benefit of the Transferee that the
Transferor is inscribed in the Register as the holder of the MTN(s) specified in this Transfer and Acceptance Form. The Registrar will not register any transfer of such MTN(s) other than pursuant to this Transfer and Acceptance Form before...../...../.....(the EXPIRY DATE).  This certification is made by the
Registrar in its own right (and not as agent for the Issuer) and is not binding on the Issuer. This certification expires and will be of no further effect upon whichever is the earlier of:

(a)  registration of this Transfer and Acceptance Form; or
(b)  the Expiry Date.
Signature    Date:...../...../.....

(Name of Signatory:............................................................)

For the Registrar

                                                                  CONFORMED COPY
                                                                 NEW SOUTH WALES
                                                              STAMP DUTY PAID $2



                       CASE CREDIT AUSTRALIA PTY LIMITED

                                   (Issuer)




                    _______________________________________
                           A$ DOMESTIC MTN PROGRAMME
                                   DEED POLL
                                CONFORMED COPY
                    _______________________________________

                    (Guaranteed by Case Credit Corporation)

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                       T A B L E   O F   C O N T E N T S

--------------------------------------------------------------------------------

1.  DEFINITIONS AND INTERPRETATION                                             1

    1.1  Definitions                                                           1
    1.2  Interpretation                                                        8

2.  THE MTNS                                                                   9

    2.1  Creation of MTNs                                                      9
    2.2  Constitution and title                                                9
    2.3  Types                                                                 9
    2.4  Denomination                                                          9
    2.5  Status                                                               10
    2.6  Issuer to inform Registrar and Paying Agent                          10

3.  RIGHTS AND OBLIGATIONS OF MTN HOLDERS                                     10

    3.1  Rights of MTN Holders                                                10
    3.2  Deed poll                                                            10
    3.3  Enforcement                                                          10
    3.4  MTN Holders bound                                                    11
    3.5  Lodgement with Registrar                                             11
    3.6  Incorporation of annexures and Conditions                            11
    3.7  Paying Agent and Programme Manager                                   11

4.  REGISTER                                                                  11

    4.1  Establish and maintain                                               11
    4.2  Multiple MTN Holders                                                 12
    4.3  Register is paramount                                                12
    4.4  MTN Holder change of name or address                                 12
    4.5  Certified extracts from Register available                           13

5.  TRANSFERS                                                                 13

    5.1  MTNs transferable                                                    13
    5.2  Method of transfer                                                   13
    5.3  Transfer and Acceptance Forms                                        13
    5.4  Effective date of transfers                                          13
    5.5  No fee                                                               13
    5.6  Closing of Register                                                  14
    5.7  Marking of transfer                                                  14
    5.8  Transfer on death, bankruptcy or liquidation of MTN Holder           14
    5.9  Destruction                                                          14
    5.10 Deceased people                                                      14

6.  MTNs LODGED WITH AUSTRACLEAR                                              14

7.  INTEREST ON MTNs                                                          15

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    7.1  Application                                                          15
    7.2  Accrual and payment                                                  15
    7.3  Notification of Interest Rate and Interest Amount                    15

8.  REDEMPTION AND PURCHASE OF MTNs                                           15

    8.1  Redemption                                                           15
    8.2  Purchase                                                             15
    8.3  Cancellation                                                         15

9.  MANNER OF PAYMENTS                                                        16

    9.1  Payments to MTN Holders                                              16
    9.2  When payments taken to have been made                                16
    9.3  Good discharge                                                       16
    9.4  Business Days                                                        16
    9.5  Paying Agent                                                         17

10. TAXATION                                                                  17

    10.1  Payments made free and clear                                        17
    10.2  Interest withholding tax                                            17
    10.3  Tax file number                                                     17

11. NEGATIVE PLEDGE                                                           17

12. EVENTS OF DEFAULT                                                         18

    12.1  Events of Default                                                   18
    12.2  Consequences of Event of Default                                    20

13. LIMIT FOR CLAIMS                                                          20

14. INTEREST ON OVERDUE AMOUNTS                                               20

    14.1  Accrual                                                             20
    14.2  Payment                                                             20

15. AMENDMENTS                                                                20

16. WAIVERS, REMEDIES CUMULATIVE                                              21

17. NOTICES                                                                   21

    17.1  Notices to the Issuer, Registrar or Paying Agent                    21
    17.2  Notices to the MTN Holders                                          22

18. GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS                        22

    18.1  Governing law and jurisdiction                                      22
    18.2  Service of process                                                  22

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19. CALCULATIONS                                                              22

    1.  Identification                                                         1

    2.  Interest                                                               1

    3.  Other interest details                                                 1

    4.  Principal                                                              2

    5.  Special conditions or terms                                            2

    6.  Additions, variations or modifications to terms and conditions         2